UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2023

Salt Blockchain Inc.
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-56283 (Commission File Number)	81-4029835 (I.R.S. Employer Identification No.)

Not Applicable (1)	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 243-5018

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

(1)	In June 2020, the registrant became a remote-first company and does not maintain a principal executive office.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 1, 2022, Friedman LLP (“Friedman”), Salt Blockchain Inc.’s (the “Company”) independent public accounting firm, combined with Marcum LLP. Effective December 30, 2022, Friedman requested leave to withdraw from the Public Company Accounting Oversight Board (“PCAOB”). As a result, Friedman notified the Company on February 17, 2023 that the auditor-client relationship has ceased, and the Company is currently in the process of identifying a successor independent registered public accounting firm and will disclose its engagement of a new independent registered public accounting firm once the selection process has been completed.

Friedman’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through December 31, 2022, there were no: (1) disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Friedman with a copy of the disclosures in this Current Report on Form 8-K prior to filing with the SEC and requested that Friedman furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Friedman’s letter dated February 24, 2023, stating that they agree with the statements made herein, is attached as Exhibit 16.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Friedman LLP regarding change in certifying accountant

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALT BLOCKCHAIN INC.

Dated: February 24, 2023	By:	/s/ Shawn Owen

	Name:	Shawn Owen
	Title:	Chief Executive Officer